SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Matthews International Funds

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MATTHEWS INTERNATIONAL FUNDS
(D/B/A MATTHEWS ASIAN FUNDS)
C/O MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC,
FOUR EMBARCADERO CENTER, SUITE 550, SAN FRANCISCO, CALIFORNIA 94111

April 10, 2006

Dear Shareholder:

Enclosed is a ballot and Proxy Statement for the election of the full Board of Trustees of the Matthews International Funds, which includes seven nominees. Four nominees currently serve as Trustees, two nominees will be new to the Board if elected and one nominee previously served as an Interested Trustee.

The Trustees have the responsibility to represent the best interests of all shareholders. We are fortunate to have a number of individuals committed to doing just that. Robert K. Connolly and Richard K. Lyons have served as Independent Trustees since the inception of the Trust in 1994. David FitzWilliam-Lay and G. Paul Matthews have also served on the Board since the Trust’s inception as Interested Trustees; however, G. Paul Matthews resigned from the Board in 2004 and is not currently serving as a Trustee. Toshi Shibano joined the Board as an Independent Trustee in 2003. Geoffrey H. Bobroff and Rhoda Rossman are nominees for Independent Trustees and have not previously served as Trustees on the Board.

The attached Proxy Statement describes the voting process for shareholders. We ask that you read it carefully and vote in favor of each Trustee nominated. The election returns will be reported at the Special Meeting of Shareholders on May 24, 2006. Please return your proxy in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely, /s/ John P. McGowan John P. McGowan Secretary

Matthews International Funds
(d/b/a Matthews Asian Funds)

Asia Pacific Fund

Pacific Tiger Fund

Asian Growth and Income Fund

Asian Technology Fund

China Fund

India Fund

Japan Fund

Korea Fund

_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
 To be held on May 24, 2006
_________________________

April 10, 2006

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Asia Pacific Fund, Pacific Tiger Fund, Asian Growth and Income Fund, Asian Technology Fund, China Fund, India Fund, Japan Fund and Korea Fund (each a “Fund” and collectively the “Funds”), each a series of Matthews International Funds (the “Trust”), will be held at the offices of Matthews International Capital Management, LLC (the “Adviser”), Four Embarcadero Center, Suite 550, San Francisco, California on Wednesday, May 24, 2006 at 10:00 a.m., Pacific Time, to elect seven (7) Trustees to the Board of Trustees and to transact such other business, if any, as may properly come before the Meeting.

The Board of Trustees has fixed the close of business on April 3, 2006 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Board of Trustees

/s/ John P. McGowan
John P. McGowan
Secretary

PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. PLEASE MAIL YOUR PROXY CARD PROMPTLY. YOU MAY ALSO RETURN PROXIES BY (1) TOUCH-TONE TELEPHONE VOTING OR (2) VOTING OVER THE INTERNET.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting the Trust, which will require your vote.

Q.	What are shareholders being asked to vote on at the upcoming special meeting on May 24, 2006?

A.	At the special meeting, you will be voting on a proposal to elect Trustees to the Board of Trustees of the Matthews International Funds.

Q.	Who are the nominees to the Board?

A.	There are seven (7) nominees, four of whom currently serve as Trustees of the Trust, two new nominees and one nominee who previously served as a Trustee of the Trust.

Q.	Why is the Board of Trustees recommending that shareholders approve the election of the Trustees?

A.
The Board of Trustees of the Trust approved the proposal for a number of reasons, but mainly considered that a larger board would expand the breadth and depth of the Board by adding Trustees with varied backgrounds and qualifications and would allow G. Paul Matthews, President of the Trust, to rejoin the Board. The Board also considered that an increase in the number of Independent Trustees on the Board would be beneficial to current and future shareholders of the Funds.

The Board recommends that you vote FOR the election of each nominee.

Q.	How will the election of the nominees affect management of my Fund?

A.
Although, if elected, your Board will have new Trustees, the Adviser of your Fund will not change. The proposal is not intended to impact the investment policies, strategies and risks of your Fund, and the composition of your Fund’s portfolio should not change as a result of the election of Trustees.

Q.	How will the election of the nominees affect the expenses of my Fund?

A.
The Fund will experience a modest increase in Trustees’ fees for the Independent Trustees following the election of the new Board. Part of this increase represents an increase in the number of Trustees, and part of the increase represents an increase in Trustees’ fees similar to that instituted by many mutual funds recently, reflecting the increased responsibilities of trustees under new regulatory requirements. However, the additional fees are immaterial as to the overall expenses of your Fund and are not expected to materially alter the expense ratio or the net asset value of your Fund. In addition, the Board believes the governance benefits likely to result from a larger board should outweigh any of these additional fees.

Q.	How does the Board recommend that I vote?

A.	Your Fund’s Board recommends that you vote FOR each of the nominees.

Q.	How do I vote?

A.
You can vote by mail, using the enclosed proxy card or in person at the special meeting. You may also vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to utilize these methods of voting.

Matthews International Funds

(d/b/a Matthews Asian Funds)

Asia Pacific Fund

Pacific Tiger Fund

Asian Growth and Income Fund

Asian Technology Fund

China Fund

India Fund

Japan Fund

Korea Fund

_________________________

PROXY STATEMENT

_________________________

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Trustees of the Matthews International Funds (the “Trust”) for voting at the Special Meeting of Shareholders (the “Meeting”) of each of the above Funds to be held at 10:00 a.m. Pacific Time, on Wednesday, May 24, 2006, at the offices of Matthews International Capital Management, LLC (the “Adviser”), Four Embarcadero Center, Suite 550, San Francisco, California, or such later time as may be necessary, and all adjournments of the Meeting. This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are first being mailed to shareholders on or about April 18, 2006.

The Board of Trustees has fixed the close of business on April 3, 2006 (the “Record Date”) as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting. The table below lists the number of shares of each Fund that were outstanding at the close of business on the Record Date. Shareholders of the Funds are entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date. All shareholders of the Funds will vote together for the election of Trustees.

Name of Fund	Total Number of Shares Outstanding
Asia Pacific Fund	23,457,480.984
Pacific Tiger Fund	132,274,010.442
Asian Growth and Income Fund	99,991,956.260
Asian Technology Fund	12,656,323.874
China Fund	29,512,111.359
India Fund	30,460,718.185
Japan Fund	22,637,825.928
Korea Fund	49,718,362.036

The Board of Trustees knows of no business, other than that specifically mentioned in the Notice of Special Meeting of Shareholders, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

THE FUNDS PROVIDE ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. ADDITIONAL COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO THE MATTHEWS ASIAN FUNDS, C/O PFPC INC., P.O. BOX 9791, PROVIDENCE, RI 02940, OR BY CALLING 1-800-789-ASIA [2742].

ONE PROXY STATEMENT IS BEING DELIVERED TO MULTIPLE SHAREHOLDERS SHARING AN ADDRESS, UNLESS THE FUNDS HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE SHAREHOLDERS. THE FUNDS WILL UNDERTAKE TO DELIVER PROMPTLY, UPON WRITTEN OR ORAL REQUEST, A SEPARATE COPY OF THE PROXY STATEMENT TO ANY SHAREHOLDER WHO CONTACTS THE FUNDS IN WRITING, OR BY PHONE, AS STATED ABOVE. SIMILARLY, SHAREHOLDERS SHARING AN ADDRESS CAN REQUEST SINGLE COPIES OF A FUTURE PROXY STATEMENT OR ANNUAL REPORT BY CONTACTING THE FUNDS IN WRITING OR BY TELEPHONE.

PROPOSAL: ELECTION OF TRUSTEES

Introduction

The seven (7) persons shown below have been nominated to the Board of Trustees of the Trust. The persons named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card. The nominees, if elected, will take office on May 25, 2006. All of the nominees listed below have consented to serve as Trustees, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Board of Trustees may recommend. Each of the nominees was approved by the Nominating Committee of the Board of Trustees. The following nominees are currently serving as Trustees of the Trust: Richard K. Lyons, Robert K. Connolly, Toshi Shibano and David FitzWilliam-Lay. Geoffrey H. Bobroff, G. Paul Matthews, and Rhoda Rossman do not currently serve on the Board of Trustees. G. Paul Matthews, President of the Trust, previously served as a Trustee of the Trust from the inception of the Trust in 1994 until November 12, 2004. He resigned at that time in anticipation of the effectiveness of a new rule under the Investment Company Act of 1940, as amended (the “1940 Act”), which would have required fund boards to be comprised of 75% independent trustees.

The names and ages of the Trustee nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Except for Mr. Matthews, no Trustee nominee is expected to serve as an officer of the Trust. Unless otherwise indicated, the address of each Trustee nominee for purposes of business relating to the Trust is c/o Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, California 94111.

Nominees

Name and Year of Birth	Position Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios/ Funds in Complex to be Overseen by Nominee	Other Trusteeships/Director- ships Held by Nominee
Non-Interested Trustee Nominees
Richard K. Lyons Born 1961	Chairman of the Board of Trustees and Trustee	Since 1994	Executive Associate Dean, since 2005; Sylvan Coleman Professor of Finance, since 2004; Acting Dean, 2004-2005; Professor, since 1993, Haas School of Business, University of California at Berkeley; Consultant for IMF World Bank, Federal Reserve Bank and Citibank N.A. since 2000.	8
Director, iShares Fund Complex, consisting of iShares, Inc. (24 portfolios) and iShares Trust (over 70 portfolios) managed by Barclays Global Investors; Trustee, Barclays Global Investor Fund Complex, consisting of Barclays Global Investor Funds and Barclays Master Investment Portfolios (15 portfolios).

Robert K. Connolly Born 1932	Trustee	Since 1994	Retired since 1990, prior thereto, Institutional Sales Manager and Securities Analyst for Barrington Research Associates.	8	None.

Name and Year of Birth	Position Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios/ Funds in Complex to be Overseen by Nominee	Other Trusteeships/Director- ships Held by Nominee
Toshi Shibano Born 1950	Trustee	Since 2003	President, Toshi Shibano Consulting, Inc. since 1995; Adjunct Associate Professor, Columbia Graduate School of Business since 2001; Adjunct Professor, Thunderbird American Graduate School of International Management since 2000; Faculty, General Electric Corporate Leadership Development Center since 2000; Executive Education Lecturer, Haas School of Business, University of California at Berkeley since 1995.	8	None.
Geoffrey H. Bobroff Born 1944	N/A	Nominee	President, Bobroff Consulting, Inc., since 1993.	8	None.
Rhoda Rossman Born 1958	N/A	Nominee	Senior Vice President, Treasurer, Portfolio Manager, since 2003; Vice President and Treasurer, 2001-2003; Assistant Vice President, 1999-2001; Portfolio Manager, 1997-2001, The PMI Group, Inc.	8
Director of each of PMI Mortgage Insurance Co., PMI Mortgage Guaranty Co., PMI Mortgage Services Co., Residential Guaranty Co., Residential Insurance Co., PMI Securities Co., Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation, PMI Mortgage Insurance Ltd., PMI Mortgage Insurance Australia (Holdings) Pty. Limited, and PMI Indemnity Limited.

Name and Year of Birth	Position Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios/ Funds in Complex to be Overseen by Nominee	Other Trusteeships/Director- ships Held by Nominee
Interested Trustee Nominees[2]
David FitzWilliam-Lay[3] Born 1931	Trustee	Since 1994	Retired in 1993, prior thereto, Chairman of GT Management, PLC (United Kingdom).	8	None.
G. Paul Matthews[4] Born 1956	President	Since 1994	Chairman and Chief Investment Officer, Matthews International Capital Management, LLC since 1991; Trustee of the Funds 1994-2004.	8	Director, Matthews Asian Selections Funds PLC (1 portfolio).

(1)
A Trustee will be required to retire on or before December 31 of the year in which the Trustee turns 72; provided, however that an individual who was a Trustee of the Trust prior to February 15, 2002, the date the policy was initially adopted, shall not be required to retire until December 31 of the year in which that Trustee turns 75.

(2)
As defined in the 1940 Act, an “interested person" of an investment company includes, among other persons, any person who (1) is affiliated with the investment company, its investment adviser or principal underwriter; (2) has (during the preceding 6-month period) executed any portfolio transactions for, engaged in any principal transactions with, distributed shares of, or loaned money or property to, the investment company, affiliated investment companies or accounts managed by its investment adviser; (3) during the preceding 2 fiscal years, has acted as legal counsel for the investment company including any person or partner or employee of any such person; and (4) is a member of the immediate family of any natural person who is an affiliated person of the investment company.

(3)
Mr. FitzWilliam-Lay is an interested person because he had a previous ownership interest in the Adviser that he subsequently transferred to members of his family. However, by classifying himself as “affiliated” Mr. FitzWilliam-Lay is not asserting that he has any direct or indirect beneficial interest in the transferred ownership interest of the Advisor or control over the Adviser.

(4)	Mr. Matthews is an interested person because of beneficial ownership of equity securities and his position as an employee and Chairman of the Adviser.

The Trust Instrument of the Trust does not require the annual election of Trustees. However, in accordance with the 1940 Act, the Trust is required to hold a shareholders’ meeting for the election of Trustees if, after filling a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office would have been elected by the shareholders.

Board of Trustees and Committees

The Board of Trustees of the Trust has three standing committees - an Audit Committee, Nominating Committee and Compensation Committee. The functions performed by each of these committees are described below. Each Trustee attended 75% or more of the respective meetings of the full Board of Trustees and of any committees of which he was a member that were held during the fiscal year ended December 31, 2005. The full Board of Trustees met four times during the fiscal year ended December 31, 2005.

The Audit Committee approves and recommends to the Board of Trustees the selection, retention, compensation, or termination of the Funds’ independent registered public accounting firm (the “Auditors”), pre-approves all audit and permitted non-audit services provided by the Auditors, reviews with the Auditors the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations, reviews the financial statements which are the subject of the Auditors’ certifications, reviews with the Auditors the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. The Audit Committee also serves as the Qualified Legal Compliance Committee. The current members of the Audit Committee, all of whom are Independent Trustees, include Mr. Shibano (Chairman), Mr. Connolly and Mr. Lyons. The Audit Committee met three times during the fiscal year ended December 31, 2005.

The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee, all of whom are independent Trustees, include Mr. Connolly (Chairman), Mr. Lyons and Mr. Shibano. The Nominating Committee operates pursuant to its adopted charter, a copy of which is attached as Exhibit 1 to this Proxy Statement. The members of the Nominating Committee believe that Board candidates should exhibit qualifications commensurate with the responsibility of representing shareholders. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers those factors it deems relevant, including, as appropriate: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an independent trustee for purposes of the 1940 Act, as amended, the candidate’s independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and (viii)  such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws). If required by law, the Nominating Committee will accept nominations from shareholders in accordance with the Nominating Committee Charter. The Nominating Committee met three times during the fiscal year ended December 31, 2005.

The Compensation Committee has the responsibility, among other things, to annually review and consider the compensation of the independent Trustees of the Board of Trustees as well as the compensation of the Chief Compliance Officer. The Compensation Committee operates pursuant to its adopted charter, a copy of which is attached as Exhibit 2 to this Proxy Statement. The current members of the Compensation Committee, all of whom are Independent Trustees include Mr. Shibano (Chairman), Mr. Connolly and Mr. Lyons. The Compensation Committee met twice during the fiscal year ended December 31, 2005.

Trustee Compensation

For their services as Trustees of the Trust, the Funds compensate each Trustee who is not “interested” (namely, Mr. Connolly, Mr. Lyons and Mr. Shibano), with a $58,000 annual retainer. In addition, the Trust compensates the Chairman of the Board (currently, Mr. Lyons) an additional $11,000 annual retainer and the Chairman of the Audit Committee (currently, Mr. Shibano) an additional $5,000 annual retainer.

The table below shows, for each Trustee or nominee entitled to receive compensation from the Trust, the compensation earned from the Trust for the fiscal year ended December 31, 2005.

Independent Trustee/Nominee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex paid to Trustees
Richard K. Lyons	$36,500	None	None	$36,500
Robert K. Connolly	$29,000	None	None	$29,000
Toshi Shibano	$29,000	None	None	$ 29,000

Officers of the Trust

Officers of the Trust hold office until they resign or their successors have been elected and qualified. Except for Mr. Matthews (President of the Trust), information about the current officers, their year of birth and principal occupations during the past five years, is set below. Information for Mr. Matthews appears in the table that begins on page 5 of this Proxy Statement. The address of each current officer listed below is Four Embarcadero Center, Suite 550, San Francisco, California 94111. The officers of the Trust do not receive any compensation from the Funds for their services.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Mark W. Headley Born 1959	Vice President	Since 1994
President, Chief Executive Officer, and Portfolio Manager, Matthews International Capital Management, LLC, since 2001; President and Portfolio Manager, 1999-2001; Portfolio Manager and Managing Director, 1996-1999.

Andrew T. Foster Born 1974	Vice President	Since 2005	Director of Research and Portfolio Manager, since 2003; Analyst, 1998-2001, Matthews International Capital Management, LLC; Student at INSEAD, Fontainebleau, France; M.B.A, in 2002.
Shai Malka Born 1973	Treasurer	Since 2005
Senior Manager of Fund Accounting and Operations since 2004; Manager of Fund Accounting 2003-2004, Fund Accountant 2000-2003, Matthews International Capital Management, LLC; Supervisor of Fund Accounting, SEI Investments, 1999-2000.

John P. McGowan Born 1964	Vice President and Secretary	Since 2005	Chief Operating Officer, Matthews International Capital Management, LLC, since 2004; Chief Operating Officer, Treasurer, and Chief Compliance Officer, Forward Management LLC, 1998-2004.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years
Manoj K. Pombra Born 1964	Chief Compliance Officer	Since 2005
Chief Compliance Officer, Matthews International Capital Management, LLC, since 2005; Senior Manager, Mutual Fund Compliance/Manager Portfolio Compliance, Franklin Templeton Investments, 2001-2005; Senior Financial Reporting Manager, InfoUSA.com, 2000-2001.

Trustee/Nominee Ownership of Fund Shares

The following table sets forth, for each current Trustee and nominee, the dollar range of shares owned in each Fund as of December 31, 2005, as well as the aggregate dollar range of shares in the Fund as of the same date.

Name of Trustee/Nominee	Pacific Tiger Fund	Asian Growth and Income Fund	Korea Fund	China Fund	Japan Fund	Asian Technology Fund	Asia Pacific Fund	India Fund	Aggregate Dollar Range of Fund Shares Owned

Non-Interested Trustees and Nominees
Geoffrey H. Bobroff	-	-	-	-	-	-	-	-	-
Robert K. Connolly	-	$10- $50,000	-	$1- $10,000	-	-	$1- $10,000	$1- $10,000	$10- $50,000
Richard K. Lyons	$10- $50,000	$100,000+	-	-	-	-	-	-	Over $100,000
Rhoda Rossman	-	-	-	-	-	-	-	-	-
Toshi Shibano	-	-	-	$50- $100,000	-	-	-	-	$50- 100,000

Interested Trustees and Nominees
David FitzWilliam-Lay	-	-	-	-	-	-	-	-	-
G. Paul Matthews	Over $100,000	Over $100,000	$10- $50,000	$10- $50,000	$10- $50,000	$10- $50,000	$10- $50,000	$10- $50,000	Over $100,000

As of December 31, 2005, none of the Trustees or nominees, other than Mr. Matthews, nor any of their immediate family members owned, beneficially or of record, any securities in Matthews International Capital Management, LLC or PFPC Distributors, Inc. (the “Distributor”), or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications

The Board of Trustees provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the Trustees individually. Shareholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Trust. Correspondence addressed to the Board of Trustees will be forwarded to each Trustee, and correspondence addressed to a particular Trustee will be forwarded to that Trustee.

Board Considerations

In selecting the nominees who will serve as new additional Independent Trustees, the Nominating Committee reviewed the backgrounds and qualifications of several candidates and ultimately selected Geoffrey H. Bobroff and Rhoda Rossman. In reaching their determinations, the Nominating Committee carefully considered all of the factors described on page 6. The Nominating Committee, with the subsequent concurrence of the entire Board of Trustees, concluded that these nominees possessed excellent qualifications and their skills would add dimension to the current composition of the Board of Trustees. The Nominating Committee also concluded that these nominees would ably represent the shareholders’ interests and determined that both of the nominees should be recommended for election by shareholders of the Funds, together with Mr. Matthews.

The Board of Trustees approved the proposal for a number of reasons. The Board evaluated the current size of the Board and determined that a larger Board would expand the breadth and depth of the Board by adding Trustees with varied backgrounds and qualifications. The Board also considered that an increase in the number of Independent Trustees on the Board would be beneficial to current and future shareholders of the Funds. The Board also concluded that it was beneficial to have Mr. Matthews, a founding Trustee and Portfolio Manager for certain of the Funds, on the Board and that an increase in the Board’s size would allow Mr. Matthews to rejoin the Board.

In addition, the Board considered that an increase in the number of Independent Trustees represents an increase in Trustees’ fees, similar to that instituted by many funds recently, reflecting the increased responsibilities of trustees under new regulatory requirements. The Board also considered that the additional fees are immaterial as to the overall expenses of the Funds. The Board of Trustees believes the governance benefits likely to result from a larger Board should outweigh any of these additional fees.

In determining to recommend the current Trustees of the Trust as nominees to the Board of Trustees, the Board considered the nominees’ business experience, the varied backgrounds and qualifications of each of the nominees, as well as their prior experience serving on the Board. As a result, the Board of Trustees concluded to recommend the election of each of the nominees.

Independent Registered Public Accounting Firm

Tait Weller & Baker, LLP serves as the Independent Registered Public Accounting Firm of the Trust. Tait Weller & Baker performs an annual audit of the financial statements of the Funds and provides other accounting and tax services to the Funds. The Funds do not expect any representatives of Tait Weller & Baker to be present at the Meeting.

Audit Fees. For the fiscal year ended August 31, 2004, the period from September 1, 2004 to December 31, 2004 and the fiscal year ended December 31, 2005, Tait Weller & Baker billed the Funds $75,000, $58,600 and $110,250, respectively, for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees. For the fiscal year ended August 31, 2004, the period from September 1, 2004 to December 31, 2004 and the fiscal year ended December 31, 2005, Tait Weller & Baker did not bill the Funds for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported above.

Tax Fees. For the fiscal year ended August 31, 2004, the period from September 1, 2004 to December 31, 2004 and the fiscal year ended December 31, 2005, Tait Weller & Baker billed the Funds $7,000, $7,000 and $0, respectively, for professional services rendered for tax advice, tax compliance and related services including review of diversification and distributions.

All Other Fees. For the fiscal year ended December 31, 2005, the period from September 1, 2004 to December 31, 2004 and the fiscal year ended, August 31, 2004, Tait Weller & Baker did not bill the Funds for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all auditing services and permissible non-audit services to be provided to the Trust by Tait Weller & Baker, including the fees and other compensation to be paid to Tait Weller & Baker to provide non-audit services to the Adviser or any affiliate of the Adviser, if the engagement relates directly to the operations and financial reporting of the Funds, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to Tait Weller & Baker by the Funds, the Adviser and any affiliate of the Adviser that provides ongoing services to the Funds that would have to be preapproved by the Committee pursuant to the Charter. Pursuant to the Audit Committee Charter, the Audit Committee may also establish pre-approval policies whereby the authority to grant pre-approvals is delegated to one or more of its members. All such delegated pre-approvals would be presented to the Audit Committee no later than the next Audit Committee meeting. To date, the Audit Committee has not adopted such pre-approval procedures.

Pre-approval for a permitted non-audit service is not required if: (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Fund to Tait Weller & Baker in that fiscal year; (2) such services were not recognized by the Funds to be non-audit services and; (3) such non-audit services were brought to the attention of the Committee and approved prior to completion. For the fiscal year ended August 31, 2004, the period from September 1, 2004 to December 31, 2004 and the fiscal year ended December 31, 2005, the Audit Committee did not approve any non-audit services pursuant to this de minimus exception.

Non-Audit Fees. For the fiscal year ended August 31, 2004, the period from September 1, 2004 to December 31, 2004 and the fiscal year ended December 31, 2005, Tait Weller & Baker did not bill the Funds, the Adviser or any affiliate of the Adviser that provides services to the Funds for non-audit fees.

The Board of Trustees recommends that you vote FOR the election of each nominee.

OTHER INFORMATION

General

The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph or in person will be paid by the Funds. In addition to solicitation by mail, certain officers and representatives of the Funds, officers, employees or agents of the Adviser, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, telegraph or in person.

Proposals of Shareholders

Under Delaware law, the Trust is not required to hold annual shareholder meetings, and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. If a shareholder meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Funds. The submission of a proposal does not guarantee its inclusion in the Proxy Statement. Any proposal to be considered for submission to shareholders must comply with applicable federal and state laws and must be received a reasonable time before the Trust begins to print and mail the proxy materials.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented at the Meeting other than the matter set forth in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

Voting, Quorum

The affirmative vote of a plurality of the aggregate outstanding shares of the Trust present in person or by proxy and voting is necessary to elect each of the Trustees.

The Trust Instrument of the Trust provides that the presence at a shareholder meeting in person or by proxy of at least one-third (33-1/3%) of the outstanding shares of the Trust entitled to vote constitutes a quorum. Thus, the Meeting could not take place on its scheduled date if less than one-third of the shares of the Trust were represented. If, by the time scheduled for the meeting, a quorum of shareholders of the Trust is not present or if a quorum is present but sufficient votes in favor of the Proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor or against such adjournment in direct proportion to the proxies received for or against such proposal.

In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which the broker or nominee does not have discretionary voting power on a particular matter), will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. However, broker non-votes do not constitute votes for or against any proposal, do not constitute an abstention, and will be disregarded in determining votes cast. Because the election of Trustees is not a non-routine matter, brokers that hold shares in nominee accounts will be required to vote for all nominees, and applicable rules permit brokers to so vote, if beneficial owners have not submitted any instructions.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and electing to vote in person.

Service Providers

PFPC Inc. (“PFPC”), 760 Moore Road, King of Prussia, PA 19406, currently serves as the Funds’ administrator. PFPC Distributors, Inc. serves as the Funds’ principal underwriter pursuant to an Underwriting Agreement. The business address for PFPC Distributors, Inc. is 760 Moore Road, King of Prussia, PA 19406. Matthews International Capital Management, LLC, with its principal executive offices at Four Embarcadero Center, Suite 550, San Francisco, California 94111, serves as the investment adviser of the Funds.

Control Persons and Principal Holders of Fund Shares

The following table sets forth the holdings of the shares of each Fund as of the Record Date, of each person known to own, control, or hold with power to vote 5% or more of the Fund’s outstanding voting securities.

Name	Name of Portfolio	% Owned

Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Asia Pacific Fund	28.02%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	Asia Pacific Fund	17.59%
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Customers 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Asia Pacific Fund	11.16%
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	Asia Pacific Fund	8.62%
Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Pacific Tiger Fund	32.66%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	Pacific Tiger Fund	13.64%
Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Asian Growth and Income Fund	47.10%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	Asian Growth and Income Fund	19.36%
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	Asian Growth and Income Fund	5.60%

Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Asian Technology Fund	41.57%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	Asian Technology Fund	24.38%
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	Asian Technology Fund	6.20%
Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	China Fund	34.38%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	China Fund	24.74%
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	China Fund	5.15%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	India Fund	34.54%
Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	India Fund	28.70%
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	India Fund	6.31%

Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Japan Fund	51.67%
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Customers 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	Japan Fund	9.44%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	Japan Fund	9.21%
Charles Schwab & Co. Inc. FBO Special Custody Acct for Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Korea Fund	29.13%
National Financial Services Corp. FBO Exclusive Benefit of Customers Attn: Mutual Funds 200 Liberty Street, 5th Floor New York, NY 10281-1003	Korea Fund	28.11%
National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	Korea Fund	5.60%

The Board of Trustees recommends that you vote FOR the election of each of the nominees.

Shareholders who do not expect to be present at the Meeting are requested to mark, sign and date the enclosed proxy card and return it in the enclosed envelope. You may also vote by telephone or over the Internet as described on the enclosed proxy card. No postage is required if mailed in the United States.

By Order of the Board of Trustees

/s/ John P. McGowan
John P. McGowan
Secretary

EXHIBIT 1

NOMINATING COMMITTEE CHARTER

1.	COMMITTEE ORGANIZATION

(a) The Nominating Committee (“the Committee”), a committee established by the Board of Trustees (the “Board”) of Matthews Asian Funds (the “Trust”), shall be comprised solely of the members of the Board who are not considered “interested persons” of the Trust under the Investment Company Act of 1940, as amended (“independent trustees”).

(b) The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least three members.

(c) The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method (e.g., email) by means of which all persons participating in the meeting can hear each other at the same time.

(d) The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting; provided, however, that notice at the meeting by a member shall be deemed to be a waiver of such notice requirement. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Matthews International Capital Management, LLC (the “Advisor”), or others to attend Committee meetings and provide pertinent information as necessary.

2.	DUTIES AND RESPONSIBILITIES

The Committee shall:

(a) Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of trustee skills and characteristics. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally.

(b) Identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval. The Committee may consider candidates suggested by the Advisor, and may involve representatives of the Advisor in screening candidates. However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee. The Committee’s policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

(c) Review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(d) Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

(e) If required by law, review shareholder recommendations for nominations to fill vacancies on the Board. Any such recommendations must be submitted in writing and addressed to the Committee at the Trust’s offices.

(f) Perform such other activities consistent with this charter as deemed appropriate by the Board or the Committee.

3.	AUTHORITY AND RESOURCES

(a) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination.

(b) The Committee may obtain the advice and assistance of legal counsel, accountants, and other advisers as it deems necessary and appropriate.

4.	POLICIES AND PROCEDURES

In meeting its responsibilities, the Committee shall:

(a) Provide oversight regarding the orientation of new independent trustees. The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b) Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness. The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.

(c) Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

APPENDIX A

NOMINATING COMMITTEE POLICY
REGARDING SELECTION OF TRUSTEE NOMINEES

When a vacancy on the Board exists or is anticipated, or when the Nominating Committee (“Committee”) deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, the investment adviser of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. The Committee will not consider any candidate for Trustee recommended by a current shareholder, unless the Committee is required by law to do so. Any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the Trust’s shareholders.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

(i)	the candidate’s knowledge in matters relating to the mutual fund industry;

(ii)	any experience possessed by the candidate as a director or senior officer of public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)
the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

(vii)
the candidate’s ability to qualify as an independent trustee for purposes of the Investment Company Act of 1940, as amended, the candidate’s independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and

(viii)
such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

EXHIBIT 2

COMPENSATION COMMITTEE CHARTER

1.	COMMITTEE ORGANIZATION

(a) The Compensation Committee (the “Committee”), a committee established by the Board of Trustees (the “Board”) of Matthews Asian Funds (the “Trust”), shall be comprised solely of the members of the Board who are not considered “interested persons” of the Trust under the Investment Company Act of 1940, as amended (“Independent Trustees”).

(b) The Board will appoint the members of the Committee. If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee shall be composed of at least three members.

(c) The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method (e.g., email) by means of which all persons participating in the meeting can hear each other at the same time.

(d) The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting; provided, however, that notice at the meeting by a member shall be deemed to be a waiver of such notice requirement. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting. The Committee may ask legal counsel, representatives of Matthews International Capital Management, LLC (the “Advisor”), or others to attend Committee meetings and provide pertinent information as necessary.

2.	DUTIES AND RESPONSIBILITIES

(a) The Committee shall, at least annually, evaluate the compensation of the Independent Trustees and the Chief Compliance Officer of the Trust (the “CCO”), and formulate policies and objectives concerning the desired compensation of the Independent Trustees and CCO. In doing so, the Committee shall take into account all factors it considers relevant, including without limitation: the total assets under management in the Trust’s fund complex; market information regarding compensation; with respect to Independent Trustee compensation, the reports issued by the Independent Director’s Council’s from time to time regarding the analysis of directors’ compensation practices and the additional duties of the Board and committee chairs; and with respect to CCO compensation, the performance of the CCO. The Committee shall make recommendations to the full Board concerning the changes regarding Independent Trustee and CCO compensation as it deems appropriate.

(b) The Committee may consider compensation amounts and components suggested by the Advisor, and may involve representatives of the Advisor in determining compensation. However, the decision to recommend Independent Trustee and CCO compensation to the Board shall be made exclusively by the Committee. The Committee may develop a formula to be used in determining compensation changes, including procedures for considering compensation increases, as it deems appropriate in its sole discretion.

(c) The Committee shall perform such other activities consistent with this charter as deemed appropriate by the Board or the Committee.

(d) The Committee shall periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

3.	AUTHORITY AND RESOURCES

(a) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a compensation consulting firm to assist the Committee in performing its duties, including the sole authority to approve the consulting firm’s fees and other retention terms, including, if applicable, termination.

(b) The Committee may obtain the advice and assistance of legal counsel, accountants, and other advisers as it deems necessary and appropriate.

(c) The Committee may form and delegate authority to subcommittees of one or more members as it deems appropriate. Any subcommittee shall be subject to this Charter. The decisions of any subcommittees to which authority is delegated shall be presented to the full Committee at its next regularly scheduled meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy Card
on the PHONE or the INTERNET.

It saves Time! Telephone and Internet
voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have
it at hand.

2. Call toll-free 1-866-241-6192 or go to
website: https://vote.proxy-direct.com

3. Follow the recorded or on-screen
directions.

4. Do not mail your Proxy Card when
you vote by phone or Internet.

Please detach at perforation before mailing

MATTHEWS INTERNATIONAL FUNDS

(d/b/a MATTHEWS ASAIN FUNDS)

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - MAY 24, 2006

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MATTHEWS INTERNATIONAL FUNDS. The undersigned Shareholder(s) of the Matthews International Funds (the “Trust”), hereby appoint(s) John P. McGowan, Shai Malka and Andrew T. Foster (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held on May 24, 2006, 10:00 a.m. Pacific Time, at the offices of Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, California 94111 and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked on the reverse.

All properly executed proxies will be voted as directed herein by signing Shareholders(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-241-6192
999 9999 9999 999 1234 5678

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Signature

Signature
,2006
Date	MIF_16277

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

The Board of Trustees of the Trust recommends a vote “for” the proposal to:

FOR	WITHHOLD
All nominees listed (except as marked below)	Authority to vote for all nominees listed.

☐	☐

Proposal - Elect seven Trustees to the Board of Trustees.

01 Geoffrey H. Bobroff	05 G. Paul Matthews
02 Robert K. Connolly	06 Rhoda Rossman
03 David FitzWilliam-Lay	07 Toshi Shibano
04 Richard K. Lyons

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the
Number(s) on the line immediately above.

IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY TODAY